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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): July 1, 2003

                           JEFFERSON BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


                Tennessee                                 (45-0508261)
  (State of incorporation or organization)     (IRS Employer Identification No.)



120 Evans Avenue, Morristown, Tennessee                       37814
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(Address of principal executive offices)                    (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEMS 1, 2, 3, 4, 6, 8, 10, 11 AND 12       NOT APPLICABLE.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Not applicable.
    (b) Not applicable.
    (c) Exhibits.

Exhibit No.                Description
-----------                -----------
99.1                       Press release dated July 1, 2003


ITEM 9.      REGULATION FD DISCLOSURE

         On July 1, 2003, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank, formerly known as Jefferson Federal Savings and Loan Association of Morristown, issued a press release reporting that it has sold 6,612,500 shares at $10.00 per share, representing an offering amount of $66,125,000 (the "adjusted maximum" of the offering range), in its second-step conversion offering, which was consummated on July 1, 2003. In connection with the conversion, each share of common stock of Jefferson Federal, excluding shares held by Jefferson Bancshares, M.H.C., was exchanged for 4.2661 shares of common stock of Jefferson Bancshares, Inc. In addition, Jefferson Bancshares, Inc. issued 375,000 shares of its common stock to the Jefferson Federal Charitable Foundation.

         A copy of the press release is filed as Exhibit 99.1 to this report and incorporated by reference.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      JEFFERSON BANCSHARES, INC.


                                      By: /s/ Anderson L. Smith
                                          --------------------------------------
                                          Anderson L. Smith
                                          President and Chief Executive Officer

Date:  July 2, 2003




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